(FACE OF SECURITY)

     THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID"). HOLDERS
             MAY REQUEST THE RELEVANT INFORMATION TO FACILITATE THE
        REPORTING OF OID BY CONTACTING THE COMPANY AT SLM INTERNATIONAL,
      INC., 77 ROUTE 25, PIERSON INDUSTRIAL PARK, BRADFORD, VERMONT 05033,
              ATTENTION: RUSSELL J. DAVID, VICE PRESIDENT-FINANCE.

     THIS SECURITY AND THE PAYMENT HEREOF ARE SUBJECT TO AND GOVERNED BY THE TERMS OF THAT CERTAIN SENIOR SECURED NOTE INDENTURE, DATED AS OF APRIL 1,
               1997, AMONG SLM INTERNATIONAL, INC., THE GUARANTORS
       NAMED THEREIN AND THE BANK OF NEW YORK, AS TRUSTEE. THE PROVISIONS
             OF SUCH SENIOR SECURED NOTE INDENTURE ARE INCORPORATED
          HEREIN BY THIS REFERENCE AND MADE A PART HEREOF. RIGHTS WITH
             RESPECT TO, AMONG OTHER THINGS, PRIORITY OF PAYMENT AND
     COLLATERAL WITH RESPECT TO THIS SECURITY ARE SUBJECT TO AND GOVERNED BY THE TERMS OF AN INTERCREDITOR AGREEMENT, DATED AS OF APRIL 1, 1997,
          BY AND AMONG THE CHASE MANHATTAN BANK, AS AGENT, THE CHASE
                   MANHATTAN BANK OF CANADA AND THE TRUSTEE

                            SLM INTERNATIONAL, INC.

                              SENIOR SECURED NOTE
                               DUE APRIL 1, 2004

No. ______                                                            $_________

     SLM INTERNATIONAL, INC., a Delaware corporation (herein called the "Company," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to______________________________________________________________________________

________________________________________________________________________________
or registered assigns, the principal sum of ___________________ _______________________________________________________________ Dollars when and as due under the terms of this Security and the Indenture, in the manner referred to below, and to pay interest prior to default thereon from the later of the date hereof or the most recent date through which interest has been paid hereon at an initial Interest Rate (prior to default) equal to 14% per annum, payable in cash or, at the Company's option, up to 4% per annum in Secondary Securities (as hereinafter defined); provided that, with respect to the payment due on the first Interest Payment Date, the Company may, at its option, pay all interest due on that date in Secondary Securities. Notwithstanding anything to the contrary in the preceding

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


sentence, so long as no Potential Event of Default or Event of Default shall have occurred and be continuing on the date the Interest Rate is to reduce pursuant to the terms hereof:

          (a) the Interest Rate (prior to default) on the Securities shall be permanently reduced to 12% per annum, payable in cash or, at the Company's option, up to 2% per annum in Secondary Securities, upon the delivery by the Company to the Trustee of (i) financial statements demonstrating that Consolidated EBITDA for the immediately preceding four consecutive fiscal quarters of the Company was not less than $18,000,000 and (ii) an Officers Certificate certifying as to the foregoing and as to the effective date of such reduction, such reduction in the Interest Rate (prior to default) on the Securities to be effective as of the first day of the next succeeding calendar month that commences at least thirty days after the date on which such financial statements have been (1) delivered to the Trustee and (2) filed with the Commission; and

          (b) the Interest Rate (prior to default) on the Securities shall be permanently reduced to 10% per annum payable in cash, upon the delivery by the Company to the Trustee of (i) financial statements demonstrating that Consolidated EBITDA for the immediately preceding four consecutive fiscal quarters of the Company was not less than $25,000,000 and (ii) an Officers Certificate certifying as to the foregoing and as to the effective date of such reduction, such reduction in the Interest Rate (prior to default) on the Securities to be effective as of the first day of the next succeeding calendar month that commences at least thirty days after the date on which such financial statements have been (1) delivered to the Trustee and (2) filed with the Commission.

     If a Potential Event of Default or Event of Default has occurred and is continuing on the date any reduction in the Interest Rate would otherwise become effective pursuant to the foregoing, such Interest Rate reduction shall not become effective until the first day of the next succeeding calendar month after the date on which such Potential Event of Default or Event of Default has been cured or waived in accordance with the provisions of the Indenture.

     Upon the occurrence of any event which would result in a reduction of the Interest Rate in accordance with the foregoing, the Trustee (at the expense of the Company) shall give prompt written notice to all Holders (i) of such occurrence, (ii) that, provided that there is no occurrence and continuance of a Potential Event of Default or Event of Default on the date the Interest Rate is to reduce pursuant to the foregoing, the Interest Rate will be reduced and (iii) the effective date thereof. The Interest Rate in effect with respect to the Securities is subject to increase as provided in Sections 503 and 515 of the Indenture, any such increase to be paid solely in cash. Upon the occurrence and during the continuance of any Payment Default, Bankruptcy Default or any default pursuant to Section 501(c) of the Indenture, all interest accrued thereafter and during the period in which the Payment Default, Bankruptcy Default or any default pursuant to Section 501(c) of the Indenture has continued shall be payable solely in cash, and no portion thereof may be paid in Secondary Securities.

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


Each issuance of Secondary Securities in lieu of the payment of interest in cash on the Securities shall be made pro rata with respect to the Outstanding Securities; provided that the Company may at its option pay cash in lieu of issuing Secondary Securities. Any such Secondary Securities shall be governed by the Indenture and shall be identical in all respects to the Securities initially issued (except, as the case may be, with respect to the issuance date and principal amount). As used herein, "Secondary Securities" means an additional Security with a principal amount equal to the accrued but unpaid interest, which shall be governed by the Indenture and which shall be identical in all respects to this Security (except, as the case may be, with respect to the issuance date and aggregate principal amount).

     The principal amount of the Securities will be due and payable in semi-annual installments in accordance with the following schedule, provided that the outstanding principal amount of Securities to be repaid pursuant hereto on a Scheduled Principal Payment Date on or prior to October 1, 2003 shall be reduced on a pro rata basis to the extent of any redemp tion of Securities made prior to the applicable Scheduled Principal Payment Date:

             Scheduled                           Outstanding Principal
       Principal Payment Date                         to be Repaid
       ----------------------                    ----------------------
          October 1, 2001                          $4,000,000
          April 1, 2002                             4,000,000
          October 1, 2002                           4,000,000
          April 1, 2003                             4,000,000
          October 1, 2003                           4,000,000
          April 1, 2004                            Balance of Unpaid Principal

Principal payments may be accelerated upon the occurrence and continuance of certain events specified in Article 5 of the Indenture. The interest payable on this Security on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered in the Security Register at the close of business on the Regular Record Date for such interest, which shall be the thirtieth day (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid shall forthwith cease to be payable to the Holder of this Security on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given by the Trustee to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Except as set forth above with respect to payment of interest in Secondary Securities, payment of the principal of and interest on this Security will be made by (i) wire transfer to a United States dollar account maintained by the Holder of this Security at a Depository Institution in the United States as reflected on the Security Register on

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


the close of business on the applicable Record Date or (ii) mailing checks for such interest and principal to the Holder entitled thereto to such address as shall appear on the Security Register on the close of business on the applicable Record Date.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

Dated:  _______, 1997               SLM INTERNATIONAL, INC.

                                    By: ____________________________
                                       Name: _______________________
                                       Title: ______________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Senior Secured Notes Due April 1, 2004 described in the within-mentioned Indenture.

                                    The Bank of New York, as Trustee

                                    By: ____________________________
                                       Name: _______________________
                                       Title: ______________________

Dated:  _______, 1997

                               (BACK OF SECURITY)

     This Security is one of a duly authorized issue of Securities of the Company designated as its Senior Secured Notes Due April 1, 2004 (herein called the "Securities"), limited on the Closing Date (except as otherwise provided in the Indenture referred to below) in aggregate original principal amount to $29,500,000 (plus the aggregate amount of all

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


Secondary Securities issued), issued under an indenture (herein called the "Indenture"), dated as of April 1, 1997, among the Company, the Guarantors listed therein and The Bank of New York, a banking corporation organized and existing under the laws of the State of New York, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms and conditions of the Indenture are incorporated herein by this reference, and by acceptance hereof, the Holder of this Security assents to all of the terms and conditions of the Indenture. Certain capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     The Securities are subject to voluntary redemption upon not less than 30 nor more than 60 days' notice to each Holder of Securities to be redeemed by first-class mail, at any time, as a whole or in part, at the election of the Company, except in respect of redemptions under Sections 423 or 425, at a Redemption Price equal to 101% of the principal amount being redeemed, together in the case of any such redemption with accrued interest thereon to the Redemption Date, all as provided in the Indenture. In addition, upon the occurrence of any Asset Sale, receipt of Net Insurance Proceeds or the issuance of any new equity securities of the Company, the Company may, and in certain circumstances shall be required to, offer to redeem Securities in accordance with the terms of the Indenture.

     In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the date fixed for redemption.

     In the event of redemption of this Security in part only, a new Security or Securities in an aggregate principal amount equal to and in exchange for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared and become, due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Requisite Holders. The Indenture also contains provisions permitting the Requisite Holders, on behalf of the Holders of all of the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the

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


Indenture and the consequences of such defaults. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company on the terms set forth in the Indenture, which is absolute and unconditional, to pay the principal of and interest on this Security at the times (subject to any grace periods), place, and rate, and in the manner, prescribed herein and in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Company and the Trustee duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Except in respect of Secondary Securities, the Securities are issuable only in registered form without coupons in any denomination of $250,000 or more. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of any authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover all documentary, stamp or similar issue or transfer tax or other governmental charge payable in connection therewith.

     Prior to, and at the time of, due presentment of this Security for registration of transfer, the Company, the Trustee, the Security Registrar and any agent of the Company or the Trustee or the Security Registrar may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee, the Security Registrar nor any agent of any of the foregoing shall be affected by notice to the contrary.

     Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

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


     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to: SLM International, Inc., 77 Route 25, Pierson Industrial Park, Bradford, Vermont 05033, Attention:
Russell J. David, Vice President-Finance.

                 [FORM OF NOTATION ON NOTE RELATING TO GUARANTY]

     Sport Maska Inc., Maska U.S., Inc., #1 Apparel, Inc., #1 Apparel Canada Inc., SLM Trademark Acquisition Corp. and SLM Trademark Acquisition Canada Corporation (hereinafter referred to as the "Guarantors," which term includes any successor or additional Person under the Indenture referred to in the Security upon which this notation is endorsed) have unconditionally guaranteed
(i) the due and punctual payment of the principal of and interest on the Securities, whether at stated maturity, by acceleration, declaration or otherwise, the due and punctual payment of on the overdue principal of and interest on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture, and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will promptly be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

     The obligations of each Guarantor to the Holders and the Trustee pursuant to the Guaranties and the Indenture are expressly set forth in Article Ten of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guaranties made therein.

     The Guaranties shall not be valid or become obligatory for any purpose until the certificate of authentication on the Securities upon which this Guaranty is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

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


                                    SPORT MASKA INC.,
                                    as Guarantor

                                    By:____________________________
                                      Name:
                                      Title:


                                    MASKA U.S., INC.,
                                    as Guarantor

                                    By:____________________________
                                      Name:
                                      Title:


                                    #1 APPAREL, INC.,
                                    as Guarantor

                                    By:____________________________
                                      Name:
                                      Title:


                                    #1 APPAREL CANADA INC.,
                                    as Guarantor

                                    By:____________________________
                                      Name:
                                      Title:

                                    SLM TRADEMARK ACQUISITION CORP.,
                                    as Guarantor

                                    By:____________________________
                                      Name:
                                      Title:

                                    SLM TRADEMARK ACQUISITION CANADA
                                    CORPORATION,
                                    as Guarantor

                                    By:____________________________
                                      Name:
                                      Title:

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


                                 ASSIGNMENT FORM

            I/We assign and transfer this Security to:

            -------------------------------------------------------

            Insert assignee's soc. sec. or tax ID no.:_____________

            -------------------------------------------------------

            -------------------------------------------------------

            -------------------------------------------------------
            (Print or type assignee's name, address and zip code)

and irrevocably appoint____________________________________________

_______________________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.

Dated: ______________  Signed:______________________________________

_______________________________________________________________________
(Sign exactly as your name appears on the other side of this Security)

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


                      NOTICE OF HOLDER TO ELECT REDEMPTION

     If you want to elect to have this Security purchased or redeemed by the Company pursuant to Sections 423 or 425 of the Indenture, check the box and complete the following:

__ an election to require redemption is hereby being made.

$_________________ (principal amount of this Security with respect to which an election to require redemption is being made)

Dated: ______________  Signed:_____________________________

______________________________________________________________________
(Sign exactly as your name appears on the other side of this Security)

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